Exhibit 10.5
[***] indicates certain identified information has been excluded because it is both (a) not material and (b) would be competitively harmful if publicly disclosed.
CHANGE ORDER
Tank B Jump-over Tie-In Line (Part 1) and Deletion of East Jetty Shroud

PROJECT NAME: Corpus Christi Stage 2 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 12, 2017	CHANGE ORDER NUMBER: 00016 DATE OF CHANGE ORDER: August 5, 2019

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Pursuant to Article 6 of the Agreement, Parties agree this Change Order includes Contractor’s cost for adding a new Tank B Jump-over Tie-In Line (Part 1) for future tie-ins as described below.

The scope of work includes the addition of one (1) 30-inch Jump-over line and associated control / block in scheme to Stage 2 greenfield Scope of Work to connect to the 30” loading line from Tank B instead of the 30” blind connection on the Tank B rundown line 42”-20HC-24170-PO as further documented in conference note no. 26179-200-G15-GAM-00022, Subject: Unit 24 and Related Interconnecting Line by Line Review. Refer to Exhibit 5 of this Change Order for the redlined P&ID depicting this change. The Jump-over line was designed for the transient loads identified in LNG Loading, Rundown, and Inter-Tank Transfer Pipeline System Hydraulic Transient Analysis, 26179-200-K0R-DK-00001. This Change Order excludes any impacts from transient loading analysis of the combined systems and operation of multiple stages including potential future Stages.

2.
Pursuant to Article 6 of the Agreement, Parties agree to the Deletion of the East Jetty Shroud as directed by Owner in Letter No. CCLIQ2-BE-C19-014, dated April 23, 2019, which is based on the approved Trend No. S2-0038.

This includes the removal of the East Jetty shrouds from the Scope of Work. The Change Order does not include the removal of the pedestals for the shrouds or reissuance of documentation associated with this change.

3.	The summary cost breakdown for the total Scope of Work of this Change Order is detailed in Exhibit 1 of this Change Order.

4.	The detailed cost breakdown of this Change Order is provided in the following Exhibits:

•	Exhibit 3: Tank B Jump-over Tie-In Line (Part 1) (Trend No. S2-0032); and

•	Exhibit 4: Deletion of East Jetty Shroud (Trend No. S2-0038)

5.	Schedules C-1 and C-3 (Milestone Payment Schedules) of Attachment C of the Agreement will be amended by including the Milestones listed in Exhibit 2 of this Change Order.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................		$2,360,000,000
Net change by previously authorized Change Orders (00001-00015)...............................................................		$31,352,937
The Contract Price prior to this Change Order was...........................................................................................		$2,391,352,937
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Contract Price including this Change Order will be...........................................................................		$2,384,555,076

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was...................................................................................................	$	[***]
Net change by previously authorized Change Orders (00001-00015)...............................................................	$	[***]
The Aggregate Equipment Price prior to this Change Order was......................................................................	$	[***]
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The new Aggregate Equipment Price including this Change Order will be .....................................................	$	[***]

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was..........................................................................................	$	[***]
Net change by previously authorized Change Orders (00001-00015)...............................................................	$	[***]
The Aggregate Labor and Skills Price prior to this Change Order was.............................................................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Aggregate Labor and Skills Price including this Change Order will be.............................................	$	[***]

Adjustment to Aggregate Provisional Sum

The original Aggregate Provisional Sum was....................................................................................................	$295,549,906
Net change by previously authorized Change Orders (00001-00015)...............................................................	$(18,272,757)
The Aggregate Provisional Sum prior to this Change Order was......................................................................	$277,277,149
The Aggregate Provisional Sum will be changed by this Change Order in the amount of...............................	$—
The new Aggregate Provisional Sum including this Change Order will be......................................................	$277,277,149

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule: Yes. See Exhibit 2 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement:

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:  /s/ BT Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Bhupesh Thakkar
Owner	Contractor
David Craft	Bhupesh Thakkar
Name	Name
SVP, E&C	Cheniere Program Manager
Title	Title
August 13, 2019	August 7, 2019
Date of Signing	Date of Signing

CHANGE ORDER
H2S Removal Skid PSVs Modifications and Revision to Chemical Cleaning Milestones

PROJECT NAME: Corpus Christi Stage 2 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 12, 2017	CHANGE ORDER NUMBER: 00017 DATE OF CHANGE ORDER: August 5, 2019

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Pursuant to Article 6 of the Agreement, Parties agree this Change Order includes Contractor’s cost for modifications to the following H2S Removal Skid PSV’s: 23PSV-19002, 23PSV-19003, and 23PSV-19004.

A potential future addition of an enclosed maintenance ground flare, being considered by Owner under a separate agreement with Contractor, requires changing these three (3) PSV’s in Train 3 to balanced bellows type due to higher back pressures. The balanced bellows PSV’s will be designed to handle higher backpressures such that they will function properly whether the aforementioned enclosed maintenance ground flare is installed or not.

2.
Pursuant to Article 6 of the Agreement, Parties agree to amend the four (4) Chemical Cleaning Milestones included in Schedule C-1 of Attachment C of the Agreement as detailed in Exhibit 4 of this Change Order. This reflects Contractor’s change in execution strategy from Subcontracting to self-performing the Chemical Cleaning Scope of Work. The Contract Price is not adjusted by this change.

3.	The summary cost breakdown for the Scope of Work of this Change Order is detailed in Exhibit 1 of this Change Order.

4.	The detailed cost breakdown of this Change Order is provided in Exhibit 3 of this Change Order.

5.	Schedules C-1 and C-3 (Milestone Payment Schedules) of Attachment C of the Agreement will be amended by including the Milestones listed in Exhibit 2 of this Change Order.

6.
Schedule C-1 (Aggregate Labor and Skills Price Milestone Payment Schedule) of Attachment C of the Agreement will be amended by revising the four (4) Chemical Cleaning Milestones listed in Exhibit 4 of this Change Order.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................		$2,360,000,000
Net change by previously authorized Change Orders (00001-00016)...............................................................		$24,555,076
The Contract Price prior to this Change Order was...........................................................................................		$2,384,555,076
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Contract Price including this Change Order will be...........................................................................		$2,384,576,481

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was...................................................................................................	$	[***]
Net change by previously authorized Change Orders (00001-00016)...............................................................	$	[***]
The Aggregate Equipment Price prior to this Change Order was......................................................................	$	[***]
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The new Aggregate Equipment Price including this Change Order will be .....................................................	$	[***]

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was..........................................................................................	$	[***]
Net change by previously authorized Change Orders (00001-00016)...............................................................	$	[***]
The Aggregate Labor and Skills Price prior to this Change Order was.............................................................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Aggregate Labor and Skills Price including this Change Order will be.............................................	$	[***]

Adjustment to Aggregate Provisional Sum

The original Aggregate Provisional Sum was....................................................................................................	$295,549,906
Net change by previously authorized Change Orders (00001-00016)...............................................................	$(18,272,757)
The Aggregate Provisional Sum prior to this Change Order was......................................................................	$277,277,149
The Aggregate Provisional Sum will be changed by this Change Order in the amount of...............................	$—
The new Aggregate Provisional Sum including this Change Order will be......................................................	$277,277,149

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule: Yes. See Exhibit 2 and Exhibit 4 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement:

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:  /s/ BT Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Bhupesh Thakkar
Owner	Contractor
David Craft	Bhupesh Thakkar
Name	Name
SVP, E&C	Cheniere Program Manager
Title	Title
August 13, 2019	August 7, 2019
Date of Signing	Date of Signing

CHANGE ORDER
Cold Box Redesign Major Permanent Plant Materials and Ethylene Cold Box’s E-1504 Partial Mockup

PROJECT NAME: Corpus Christi Stage 2 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 12, 2017	CHANGE ORDER NUMBER: 00018 DATE OF CHANGE ORDER: September 6, 2019

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Pursuant to Article 6 of the Agreement, Parties agree this Change Order includes the cost of engineering and sourcing of major permanent plant materials associated with Owner’s request for Contractor to engage with the cold box vendor for potential re-design and modification of the Train 3 cold boxes to minimize the number of transition joints. The scope of services is further described in Appendix 5, Scope of Work.

2.
Pursuant to Article 6 of the Agreement, Parties agree this Change Order includes Contractor’s costs for a partial mock-up of the E-1504 exchanger to facilitate the following activities in preparation for potential transition joint modifications for the Ethylene cold box’s E-1504:

i.	Simulate rigging arrangements to identify potential restraints and pinch points due to obstructions and confined space.

ii.	Identify provisions to protect the E-1504 internals.

iii.	Identify inputs to the ES&H risk assessments.

iv.	Provide provisions for ES&H and emergency response preparations for confined space and emergency rescue planning.

3.	The summary cost breakdown for the total Scope of Work of this Change Order is detailed in Exhibit 1 of this Change Order.

4.	The cost breakdown for the scope of work described in Item 1 above is provided in Exhibit 3 of this Change Order.

5.	The cost breakdown for the scope of work described in Item 2 above is provided in Exhibit 4 of this Change Order.

6.	Schedules C-1 and C-3 (Milestone Payment Schedules) of Attachment C of the Agreement will be amended by including the Milestones listed in Exhibit 2 of this Change Order.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................		$2,360,000,000
Net change by previously authorized Change Orders (00001-00017)...............................................................		$24,576,481
The Contract Price prior to this Change Order was...........................................................................................		$2,384,576,481
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Contract Price including this Change Order will be...........................................................................		$2,386,202,435

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was...................................................................................................	$	[***]
Net change by previously authorized Change Orders (00001-00017)...............................................................	$	[***]
The Aggregate Equipment Price prior to this Change Order was......................................................................	$	[***]
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	[***]
The new Aggregate Equipment Price including this Change Order will be .....................................................	$	[***]

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was..........................................................................................	$	[***]
Net change by previously authorized Change Orders (00001-00017)...............................................................	$	[***]
The Aggregate Labor and Skills Price prior to this Change Order was.............................................................	$	[***]
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	[***]
The new Aggregate Labor and Skills Price including this Change Order will be.............................................	$	[***]

Adjustment to Aggregate Provisional Sum

The original Aggregate Provisional Sum was....................................................................................................	$295,549,906
Net change by previously authorized Change Orders (00001-00017)...............................................................	$(18,272,757)
The Aggregate Provisional Sum prior to this Change Order was......................................................................	$277,277,149
The Aggregate Provisional Sum will be changed by this Change Order in the amount of...............................	$—
The new Aggregate Provisional Sum including this Change Order will be......................................................	$277,277,149

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule: Yes. See Exhibit 2 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement:

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:  /s/ BT Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Bhupesh Thakkar
Owner	Contractor
David Craft	Bhupesh Thakkar
Name	Name
SVP, E&C	Program Manager, Cheniere Projects
Title	Title
September 18, 2019	September 6, 2019
Date of Signing	Date of Signing